UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2013

ENERGY TRANSFER EQUITY, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices, including zip code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note: Energy Transfer Equity, L.P. (“ETE”), ETP Holdco Corporation (“ETP Holdco”), Energy Transfer Partners, L.P. (“ETP”), ETC Texas Pipeline, Ltd., Regency Energy Partners LP, a Delaware limited partnership (“Regency”), Southern Union Company (“Southern Union”), and Regency Western G&P LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Regency, are parties to the Contribution Agreement, dated as of February 27, 2013, as amended by Amendment No. 1 thereto dated as of April 16, 2013 (as amended, the “SUGS Contribution Agreement”), pursuant to which Southern Union agreed to contribute to Regency (the “SUGS Contribution”) all of the issued and outstanding membership interests in Southern Union Gathering Company, LLC and its subsidiaries. The transactions contemplated by the SUGS Contribution Agreement include the purchase by Regency of entities owning a 5,600-mile gathering system and approximately 500 MMcf/d of processing and treating facilities in west Texas and New Mexico for natural gas and natural gas liquids. The SUGS Contribution Agreement and the transactions contemplated thereby were described in the Current Report on Form 8-K filed by ETE with the Securities and Exchange Commission (“SEC”) on February 28, 2013.

ETE and its wholly owned subsidiary, ETE Sigma Holdco, LLC (“ETE Sigma”) entered into a contribution agreement dated March 20, 2013 (the “Holdco Contribution Agreement”) with ETP and its wholly owned subsidiary, Heritage ETC, L.P. (“Heritage ETC”), pursuant to which ETE Sigma agreed to contribute its 60% ownership interest in ETP Holdco to Heritage ETC (the “Holdco Contribution”), in exchange for aggregate consideration of approximately $3.75 billion, consisting of $1.4 billion in cash and the issuance to ETE of approximately 49.5 million common units representing limited partner interests in ETP (the “Issued ETP Units”). Upon consummation of the transaction contemplated by the Holdco Contribution Agreement, ETP (through its ownership of Heritage ETC) will own 100% of ETP Holdco, which owns Southern Union and Sunoco, Inc. The Holdco Contribution Agreement and the transactions contemplated thereby were described in the Current Report on Form 8-K filed by ETE with the SEC on March 26, 2013.

On April 30, 2013, ETE completed the transactions contemplated by the SUGS Contribution Agreement and the Holdco Contribution Agreement.

Item 1.01.    Entry into a Material Definitive Agreement.

SUGS Contribution Agreement: In connection with the closing of the transactions contemplated by the SUGS Contribution Agreement, on April 30, 2013, ETE and ETE Services Company LLC (“Services Co.”) entered into the first amendment (the “Regency Services Agreement Amendment”) to the Services Agreement, effective as of May 26, 2010 (the “Regency Services Agreement”), by and among ETE, Services Co. and Regency. Under the Regency Services Agreement, Services Co. performs for Regency certain general and administrative services and Regency pays Services Co.’s direct expenses for the provision of these services plus an annual fee of $10 million. The Regency Services Agreement Amendment provides for a waiver of the $10 million annual fee effective as of May 1, 2013 through and including April 30, 2015 and clarifies the scope and expenses chargeable as direct expenses thereunder.

The above description of the Regency Services Agreement Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Regency Services Agreement Amendment, which is attached hereto as Exhibit 10.1.

ETE owns the general partner of Regency and as a result controls Regency. ETE also owns the general partner of ETP and as a result controls ETP. Southern Union is wholly owned by ETP Holdco Corporation, which, following the transactions described below, is now wholly-owned by ETP (through its ownership of Heritage ETC, L.P.).

Holdco Contribution Agreement: In connection with the closing of the transactions contemplated by the Holdco Contribution Agreement, ETE or its subsidiaries entered into the following agreements:

•
ETE Registration Rights Agreement: On April 30, 2013, ETE entered into a registration rights agreement (the “ETE RRA”) with ETP, pursuant to which ETP has granted to ETE certain registration rights, including rights to cause ETP to file with the SEC a shelf registration statement under the Securities Act of 1933, as amended (the “Securities Act”) with respect to resales by ETE of all of the ETP common units that it owns, including the Issued ETP Units. The ETE RRA also contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

• •
Shared Services Agreement Amendment: On April 30, 2013, ETE and ETP entered into the second amendment (the “SSA Amendment”) to the Shared Services Agreement dated as of August 26, 2005, as amended May 26, 2010, between ETE and ETP. The SSA Amendment contemplates the provision by ETP of certain corporate business development services for ETE relating to the Trunkline LNG project and the Trunkline crude oil conversion project, each of which are owned by entities in which ETE and ETP have a 60% and 40% equity interest, respectively. In exchange for these services, ETE will pay to ETP a fixed $20 million annual fee for a three-year period.

ETP Partnership Agreement Amendment:   On April 30, 2013, the general partner of ETP entered into Amendment No. 4 (the “ETP LPA Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of ETP. Under the ETP LPA Amendment, ETE, as the owner of ETP’s general partner, will forego incentive distributions relating to the distributions made on the Issued ETP Units for each of the first eight consecutive quarters beginning with the second quarter of 2013, as well as incentive distributions relating to the distributions made on 50% of the Issued ETP Units for each of the following eight consecutive quarters.

The above descriptions of the ETE RRA, the SSA Amendment, and the ETP LPA Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the ETE RRA, the SSA Amendment, and the ETP LPA Amendment, which are attached hereto as Exhibit 4.1, Exhibit 10.2 and Exhibit 3.1, respectively, and incorporated herein by reference.

Term Loan Agreement and Bridge Loan Agreement Amendments

On April 25, 2013, in connection with the Holdco Contribution (a) ETE, certain subsidiaries of ETE, the several banks and other financial institutions party thereto (collectively, the “Consenting Term Lenders”) and Credit Suisse AG, in its capacity as administrative agent for the Term Lenders (as defined below) (the “Term Loan Administrative Agent”) entered into the Amendment No. 2 to Senior Secured Term Loan Agreement (the “Term Loan Amendment”) to that certain Senior Secured Term Loan Agreement by and among ETE, the Consenting Term Lenders (together with the other banks and financial institutions party thereto, the “Term Lenders”) and the Term Loan Administrative Agent, which became effective on March 26, 2012 (as amended by that certain Amendment No. 1 to Senior Secured Term Loan Agreement dated August 2, 2012 and as further amended, modified or supplemented, the “Term Loan Agreement”) and (b) ETE, certain subsidiaries of ETE, the several banks and other financial institutions party thereto (collectively, the “Consenting Bridge Lenders”) and Credit Suisse AG, in its capacity as administrative agent for the Bridge Lenders (as defined below) (the “Bridge Loan Administrative Agent”) entered into the Amendment No. 1 to Senior Secured Bridge Term Loan Agreement (the “Bridge Loan Amendment”) to that certain Senior Secured Bridge Term Loan Agreement by and among ETE, the Consenting Bridge Lenders (together with the other banks and financial institutions party thereto, the “Bridge Lenders”) and the Bridge Loan Administrative Agent, which became effective on April 1, 2013 (as amended, supplemented and modified, the “Bridge Loan Agreement”).

The Term Loan Amendment amended the Term Loan Agreement to, among other matters:

•	delete the restrictions on ETE's ability to transfer its indirect ownership of Southern Union;

•	reset the baskets for permitted sales of units in each of ETP and Regency to reflect the amount owned directly or indirectly by ETE after giving effect to the Holdco Contribution;

•	permit the general partner of ETP to relinquish incentive distribution rights in connection with the Holdco Contribution; and

•
waive any mandatory prepayment under the Term Loan Agreement resulting from the receipt of proceeds from the Holdco Contribution; provided that, ETE applies such proceeds instead to repay amounts outstanding under each of the Bridge Loan Agreement and ETE's revolving credit facility to the extent set forth in the Term Loan Amendment.

The Bridge Loan Amendment amended the Bridge Loan Agreement to, among other matters:

•	delete the restrictions on ETE's ability to transfer its indirect ownership of Southern Union;

•	reset the baskets for permitted sales of units in each of ETP and Regency to reflect the amount owned directly or indirectly by ETE after giving effect to the Holdco Contribution; and

•	permit the general partner of ETP to relinquish incentive distribution rights in connection with the Holdco Contribution.

On April 29, 2013, in connection with the Holdco Contribution, ETE, certain subsidiaries of ETE, the several banks and other financial institutions party thereto (collectively, the “Consenting Revolver Lenders”) and Credit Suisse AG, in its capacity as administrative agent for the Revolver Lenders (as defined below) (the “Revolver Administrative Agent”) entered into the Amendment No. 2 to Amended and Restated Credit Agreement (the “Revolver Amendment” and together with the Term Loan Amendment and the Bridge Loan Amendment, the “Amendments”) to that certain Amended and Restated Credit Agreement by and among ETE, the Consenting Revolver Lenders (together with the other banks and financial institutions party thereto, the “Revolver Lenders”) and the Revolver Administrative Agent, which became effective on March 26, 2012 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated September 13, 2012 and as further amended, modified or supplemented, the “Revolver Agreement”).

The Revolver Amendment amended the Revolver Agreement to, among other matters:

•	delete the restrictions on ETE's ability to transfer its indirect ownership of Southern Union;

•	reset the baskets for permitted sales of units in each of ETP and Regency to reflect the amount owned directly or indirectly by ETE after giving effect to the Holdco Contribution; and

•	permit the general partner of ETP to relinquish incentive distribution rights in connection with the Holdco Contribution.

The disclosure contained in this Item 1.01 does not purport to be a complete description of any of the Amendments and is qualified in its entirety by reference to each of the Amendments which are filed as Exhibits 10.3, 10.4 and 10.5 hereto and are incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated into this Item 2.01 by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.01 is incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On April 30, 2013, ETE and ETP issued a joint press release announcing the closing of the SUGS Contribution and the Holdco Contribution. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Forward Looking Statements
This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transaction described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the transactions described above cannot be fully realized. An extensive list of factors that can affect future results are discussed in ETE’s Annual Report on Form 10-K for the year ended December 31, 2012 and other documents filed by ETE from time to time with the SEC. ETE undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of the Exhibit
3.1	Amendment No. 4, dated April 30, 2013, to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., as amended.
4.1	Registration Rights Agreement, dated April 30, 2013, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.
10.1	First Amendment, dated April 30, 2013, to the Services Agreement, effective as of May 26, 2010, by and among Energy Transfer Equity, L.P., ETE Services Company LLC and Regency Energy Partners LP.
10.2
Second Amendment, dated April 30, 2013, to the Shared Services Agreement dated as of August 26, 2005, as amended May 26, 2010, by and between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P.

10.3
Amendment No. 2 to Senior Secured Term Loan Agreement by and among Energy Transfer Equity, L.P., the Restricted Persons party thereto, the Lenders party thereto and Credit Suisse AG, in its capacity as administrative agent for the Lenders dated as of April 25, 2013.

10.4
Amendment No. 1 to Senior Secured Bridge Term Loan Agreement by and among Energy Transfer Equity, L.P., the Restricted Persons party thereto, the Lenders party thereto and Credit Suisse AG, in its capacity as administrative agent for the Lenders dated as of April 25, 2013.

10.5
Amendment No. 2 to Amended and Restated Credit Agreement by and among Energy Transfer Equity, L.P., the Restricted Persons party thereto, the Lenders party thereto and Credit Suisse AG, in its capacity as administrative agent for the Lenders dated as of April 29, 2013.

99.1	Press release dated April 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

By: LE GP, LLC,
its general partner

Date: May 1, 2013                    By: /s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
3.1	Amendment No. 4, dated April 30, 2013, to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., as amended.
4.1	Registration Rights Agreement, dated April 30, 2013, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.
10.1	First Amendment, dated April 30, 2013, to the Services Agreement, effective as of May 26, 2010, by and among Energy Transfer Equity, L.P., ETE Services Company LLC and Regency Energy Partners LP.
10.2
Second Amendment, dated April 30, 2013, to the Shared Services Agreement dated as of August 26, 2005, as amended May 26, 2010, by and between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P.

10.3
Amendment No. 2 to Senior Secured Term Loan Agreement by and among Energy Transfer Equity, L.P., the Restricted Persons party thereto, the Lenders party thereto and Credit Suisse AG, in its capacity as administrative agent for the Lenders dated as of April 25, 2013.

10.4
Amendment No. 1 to Senior Secured Bridge Term Loan Agreement by and among Energy Transfer Equity, L.P., the Restricted Persons party thereto, the Lenders party thereto and Credit Suisse AG, in its capacity as administrative agent for the Lenders dated as of April 25, 2013.

10.5
Amendment No. 2 to Amended and Restated Credit Agreement by and among Energy Transfer Equity, L.P., the Restricted Persons party thereto, the Lenders party thereto and Credit Suisse AG, in its capacity as administrative agent for the Lenders dated as of April 29, 2013.

99.1	Press release dated April 30, 2013.